                                                     SERVICE AGREEMENT NO. 79616
                                                     CONTROL NO. 2004-05-26-0009

                              SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 16th day of August, 2004 by and between:

     Columbia Gas Transmission Corporation
     ("Transporter")
     AND
     PG Energy Inc
     ("Shipper")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284, 223 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of April 1, 2005, and shall continue in full force and effect until March 31, 2010. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

                                                     SERVICE AGREEMENT NO. 79616
                                                     CONTROL NO. 2004-05-26-0009

                              SST SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager-Customer Services and notices to Shipper shall be addressed to it at:

     PG Energy Inc
     Director Of Gas Supply
     One PEI Center
     Wilkes-Barre,. PA 18711-0601
     ATTN: Bill Eckert

until changed by either party by written notice.

                                                     SERVICE AGREEMENT NO. 79616
                                                     CONTROL NO. 2004-05-26-0009

                              SST SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the Following Service Agreements: N/A.

PG Energy Inc


By: /s/ Bruce Davis
    ---------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T. N. Brasselle
    ---------------------------------
Name: T. N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004

                                                     REVISION NO. ______________
                                                     CONTROL NO. 2004-05-26-0009

APPENDIX A TO SERVICE AGREEMENT NO. 79616

UNDER RATE SCHEDULE   SST

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

           OCTOBER THROUGH MARCH TRANSPORTATION DEMAND. 11,282 DTH/DAY APRIL THROUGH SEPTEMBER TRANSPORTATION DEMAND 5,641 DTH/DAY

                             PRIMARY RECEIPT POINTS

SCHEDULING
POINT NO.    SCHEDULING POINT NAME          MAXIMUM DAILY QUANTITY (DTH/DAY)
---------    ---------------------          --------------------------------
STOW         STORAGE WITHDRAWALS     STOW             11,282

                                                     REVISION NO. ______________
                                                     CONTROL NO. 2004-05-26-0009

APPENDIX A TO SERVICE AGREEMENT NO. 79616

UNDER RATE SCHEDULE   SST

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

                            Primary Delivery Points

                                                       Maximum                                       Minimum
                                                        Daily           Design                       Delivery
                                                       Delivery         Daily         Aggregate      Pressure       Hourly
Scheduling   Scheduling   Measuring    Measuring      Obligation       Quantity         Daily       Obligation     Flowrate
 Point No.   Point Name   Point No.    Point Name   (Dth/day) (1/)  (Dth/day) (1/)  Quantity (1/)  (psig) (1/)  (Dth/hour) (1/)
----------  ------------  ---------  -------------  --------------  --------------  -------------  -----------  ---------------
E5          MARTINS       E5                            13,769                      FN01
            CK3/DELIVERY
E9          YNG WOMANS    E9                            13,769                      FN01
            CK-RENOVA
57          PA GAS WTR    600039     RENOVO P.G.W.       7,000                      FN01
            OP-08

                                                     REVISION NO. ______________
                                                     CONTROL NO. 2004-05-26-0009

APPENDIX A TO SERVICE AGREEMENT NO. 79616

UNDER RATE SCHEDULE   SST

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

(1/) Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

FN01 Shipper's MDDOs in the winter period, that is, from November 1 through March 31 of each year, shall be 13,769 Dth/day at Martin's Creek [E5] and 0
     (zero) Dth/day at Young Woman's Creek [E9]. Shipper's MDDOs in the summer period, that is, from April 1 through October 31 of each year shall be 0
     (zero) Dth/day at Martin's Creek [E5} and 13,769 Dth/day at Young Woman's Creek [E9]. As long as Rate Schedule X-103 dated October 10, 1980 between Columbia Gas Transmission Corporation and Transcontinental Pipe Line Corporation ("Transco") is in effect. Transporter may schedule, utilizing the X-103 Rate Schedule, a corresponding amount of natural gas for delivery to Transco's delivery points at Muncy, Old Lycoming and Saylor Temp Meter. Upon termination of Rate Schedule X-103, Transporter will make deliveries for Shipper at Martin's Creek [E5] or Young Woman's Creek [E9] as set forth above, and Shipper will be responsible for arranging downstream transportation on Transco for further downstream deliveries.

     In addition, Shipper shall have an additional year round MDDO of 7,000 Dth/day at scheduling point [57] Renova.

     The following notes apply to all scheduling points on this contract:

GFN1 UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE
     AGREEMENT BETWEEN SELLER AND BUYER, SELLERS AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.

                                                     REVISION NO. ______________
                                                     CONTROL NO. 2004-05-26-0009

APPENDIX A TO SERVICE AGREEMENT NO. 79616

UNDER RATE SCHEDULE   SST

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.

      Yes   X   No (Check applicable blank) Transporter and Shipper have
-----     -----
mutually agreed to a Regulatory Restructuring Reduction Option pursuant to
Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      Yes   X   No (Check applicable blank) Shipper has a contractual right of
-----     -----
first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      NOTE: SHIPPER CONTINUES TO HAVE A REGULATORY RIGHT OF FIRST REFUSAL.

Service pursuant to this Appendix A, Revision No. 0 shall be affective April 1, 2005 through March 31, 2010.

      Yes   X   No (Check applicable blank) This Appendix A, Revision No. 0
-----     -----
shall cancel and supersede the Previous Appendix A, Revision No.
_________________________ effective as of _______, 20__, to the Service
Agreement referenced above.

  X   Yes       No (Check applicable blank) All Gas shall be delivered at
-----     -----
existing points of Interconnection within the MDDO's, and/or ADQ's, and/or DDQ's, as applicable, set forth in Transporter's currently effective Rate Schedule SST Appendix A, Revision No. 0 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PG Energy Inc


By: /s/ Bruce Davis
    ---------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T. N. Brasselle
    ---------------------------------
Name: T. N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004

                                                     REVISION NO. 10
                                                     CONTROL NO. 2004-03-16-0002

APPENDIX A TO SERVICE AGREEMENT NO. 38047

UNDER RATE SCHEDULE   SST

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.

      Yes   X   No (Check applicable blank) Transporter and Shipper have
-----     -----
mutually agreed to a Regulatory Restructuring Reduction Option pursuant to
Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      Yes   X   No  (Check applicable blank) Shipper has a contractual right of
-----     -----
first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      NOTE: SHIPPER CONTINUES TO HAVE A REGULATORY RIGHT OF FIRST REFUSAL.

Service pursuant to this Appendix A, Revision No. 10 shall be effective November 1, 2004 through March 31, 2005.

  X   Yes       No (Check applicable blank) This Appendix A, Revision No. 10
-----     -----
shall cancel and supersede the Previous Appendix A, Revision No. 9 effective as of October 1, 2001, to the Service Agreement referenced above.

  X   Yes       No (Check applicable blank) All Gas shall be delivered at
-----     -----
existing points of interconnection within the MDDO's, and/or ADQ's, and/or DDQ's, as applicable, set forth in Transporter's currently effective Rate Schedule SST Appendix A, Revision No. 10 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 10 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PG Energy Inc


By: /s/ Bruce Davis
    ---------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T. N. Brasselle
    ---------------------------------
Name: T. N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004